U. S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
        Date of Report (date of earliest event reported): August 21, 2001



                                Softstone, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            ------------------------
                            (State of Incorporation)

                                    0-25611
                            ------------------------
                            (Commission File Number)

                                   73-1564807
                           --------------------------
                           (IRS Employer I.D. Number)

                               5 Interstate Court
                                Ardmore, OK 73401
                                 (580) 233-3888
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)

Item  4.  Changes  in  Registrant's  Certifying  Accountant.
------------------------------------------------------------

     On August 21, 2001 Grant Thornton LLP, the principal independent accountants of Softstone Inc., resigned.

     The reports of Grant Thornton on the financial statements of Softstone contained no adverse opinions or disclaimers of opinion, and, other than raising substantial doubt about Softstone's ability to continue as a going concern for each of the fiscal years ended June 30, 2000 and 1999, were not modified as to uncertainty, audit scope, or accounting principles during the past two years or the interim period to August 21, 2001, the date of resignation.

     During the past two years or interim periods prior to August 21, 2001, there were no disagreements between Sofstone and Grant Thornton, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     On August 22, 2001, Softstone engaged Hogan & Slovacek of Oklahoma City and Tulsa, Oklahoma as its new principal accountant to audit its consolidated financial statements (which will include those of Kilkenny, now a wholly-owned subsidiary of Sofstone).

Item  7.  Financial  Statements  and  Exhibits.
-----------------------------------------------

(a)     Financial  Statements.
        ----------------------

        None

(b)     Exhibits.

                16        Letter  of  August 27,  2001  of  Grant  Thornton LLP.
                          agreeing with the statements made in this Form 8-K by Softstone, Inc., concerning Softstone's change of principal independent accountants.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Softstone,  Inc.


August  27,  2001                         By/s/  Keith  P.  Boyd
                                          ------------------------------------
                                          Keith  P.  Boyd,  President
                                            and  Director

August  27,  2001

Securities  and  Exchange  Commission
Division  of  Corporation  Finance
450  Fifth  Street,  N.W.
Washington,  DC  20549

Re:     Softstone  Inc.
        SEC  File  No.  0-25611



Gentlemen:

We have read Item 4 of the Form 8-K of Softstone Inc. dated August 27, 2001 and agree with the statements concerning our Firm contained therein.

Very  truly  yours,



/s/Grant  Thornton  LLP

GRANT  THORNTON  LLP





                                                                      Exhibit 16
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